UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 20, 2007
M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
                     5.02(e) Compensatory Arrangements of Certain Officers
COMPENSATION OF NAMED EXECUTIVE OFFICERS
On December 20, 2007, the Compensation Committee of M.D.C. Holdings, Inc. (the “Company”) took the actions described below with respect to compensation of the Company’s executive officers. These executive officers were listed as “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K) in the Company’s 2007 Proxy Statement and are expected to be so listed in the Proxy Statement for the Company’s 2008 Annual Meeting of Shareowners.
WITH REGARD TO LARRY A MIZEL,
CHAIRMAN AND CEO
1.	Determined, pursuant to Paragraph C of Article III of the M.D.C. Holdings, Inc. Executive Officer Performance-Based Compensation Plan, as amended (the “Performance-Based Compensation Plan”), that the bonus to Larry A. Mizel, Chairman of the Board of Directors and Chief Executive Officer, under the Performance-Based Compensation Plan for fiscal year 2007 shall be the calculated amount thereunder.
2.	Determined, pursuant to its discretionary authority under Section II of the M.D.C. Holdings, Inc. Restated Charter for the Compensation Committee of the Board of Directors, Mr. Mizel shall be paid a cash bonus in the amount of $2,000,000 for the fiscal year 2007;
3.	Awarded Mr. Mizel 60,000 shares of restricted stock of the Company under the Company’s 2001 Equity Incentive Plan, approved by the Company’s shareowners in 2001 and evidenced by the form of 2001 Equity Incentive Plan Restricted Stock Agreement filed as Exhibit 10.11 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. The restrictions on the awarded shares will lapse as to 33-1/3% of such shares per year over three years, commencing on the third anniversary of the date of the award.
4.	Granted to Mr. Mizel stock options covering 180,000 shares (one option for 90,000 shares and a second option for 90,000 shares) of common stock of the Company under the Company’s 2001 Equity Incentive Plan approved by the Company’s shareowners in 2001 and evidenced by the form of 2001 Equity Incentive Plan Non-Qualified Stock Option Certificate filed as Exhibit 10.10 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. The options become exercisable as to 33-1/3% of the shares on each of the third, fourth and fifth anniversary dates of the grant. The exercise price for the 90,000 shares covered by the first option is equal to the closing price of the Company’s common stock on the date of grant (December 20, 2007). The exercise price for the 90,000 shares covered by the second option is equal to 110% of the closing price of the Company’s common stock on the date of grant. The closing price on December 20, 2007 was $38.01.
5.	Determined that Mr. Mizel’s base salary shall remain at $1,000,000 for fiscal year 2008.
WITH REGARD TO DAVID D. MANDARICH,
PRESIDENT AND COO
1.	Determined, pursuant to Paragraph C of Article III of the M.D.C. Holdings, Inc. Executive Officer Performance-Based Compensation Plan, as amended (the “Performance-Based Compensation Plan”), that the bonus to David D. Mandarich, President and Chief Operating Officer, under the Performance-Based Compensation Plan for fiscal year 2007 shall be the calculated amount thereunder.
2.	Determined, pursuant to its discretionary authority under Section II of the M.D.C. Holdings, Inc. Restated Charter for the Compensation Committee of the Board of Directors, Mr. Mandarich shall be paid a cash bonus in the amount of $2,000,000 for the fiscal year 2007;
3.	Awarded Mr. Mandarich 60,000 shares of restricted stock of the Company under the Company’s 2001 Equity Incentive Plan, approved by the Company’s shareowners in 2001 and evidenced by the form of 2001 Equity Incentive Plan Restricted Stock Agreement filed as Exhibit 10.11 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. The restrictions on the awarded shares will lapse as to 33-1/3% of such shares per year over three years, commencing on the third anniversary of the date of the award.

4.	Granted to Mr. Mandarich stock options covering 180,000 shares (one option for 90,000 shares and a second option for 90,000 shares) of common stock of the Company under the Company’s 2001 Equity Incentive Plan approved by the Company’s shareowners in 2001 and evidenced by the form of 2001 Equity Incentive Plan Non-Qualified Stock Option Certificate filed as Exhibit 10.10 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. The options become exercisable as to 33-1/3% of the shares on each of the third, fourth and fifth anniversary dates of the grant. The exercise price for the 90,000 shares covered by the first option is equal to the closing price of the Company’s common stock on the date of grant (December 20, 2007). The exercise price for the 90,000 shares covered by the second option is equal to 110% of the closing price of the Company’s common stock on the date of grant. The closing price on December 20, 2007 was $38.01.
5.	Determined that Mr. Mandarich’s base salary shall remain at $830,000 for fiscal year 2008.
WITH REGARD TO PARIS G. REECE III,
EXECUTIVE VICE PRESIDENT AND CFO
1.	Awarded a discretionary cash bonus for fiscal year 2007 to Paris G. Reece III, Executive Vice President, Chief Financial Officer and Principal Accounting Officer, in the amount of $652,500.
2.	Awarded Mr. Reece $37,500 in shares of restricted stock of the Company under the Company’s 2001 Equity Incentive Plan, approved by the Company’s shareowners in 2001 and evidenced by the form of 2001 Equity Incentive Plan Restricted Stock Agreement filed as Exhibit 10.11 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. This award was valued at $38.01 per share, the closing price of the Company’s common stock on December 20, 2007, the date of the award. The restrictions on the awarded shares will lapse as to 25% of such shares per year over four years, commencing on the first anniversary of the date of the award.
3.	Granted Mr. Reece a stock option covering 70,000 shares of common stock of the Company under the Company’s 2001 Equity Incentive Plan, approved by the Company’s shareowners in 2001, and evidenced by the form of 2001 Equity Incentive Plan Non-Qualified Stock Option Certificate filed as Exhibit 10.10 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. The option becomes exercisable as to 33-1/3% of the shares on each of the third, fourth and fifth anniversary dates of the grant. The exercise price for the option is equal to the closing price of the Company’s common stock on the date of grant (December 20, 2007). The closing price on that date was $38.01.
4.	Determined that Mr. Reece’s base salary shall remain at $440,000 for fiscal year 2008.
WITH REGARD TO MICHAEL TOUFF,
SENIOR VICE PRESIDENT AND GENERAL COUNSEL
1.	Authorized a discretionary cash bonus for fiscal year 2007 to Michael Touff, Senior Vice President and General Counsel, in the amount of $281,250.
2.	Awarded Mr. Touff $18,750 in shares of restricted stock of the Company under the Company’s 2001 Equity Incentive Plan, approved by the Company’s shareowners in 2001 and evidenced by the form of 2001 Equity Incentive Plan Restricted Stock Agreement filed as Exhibit 10.11 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. This award was valued at $38.01 per share, the closing price of the Company’s common stock on December 20, 2007, the date of the award. The restrictions on the awarded shares will lapse as to 25% of such shares per year over four years, commencing on the first anniversary of the date of the award.
3.	Granted Mr. Touff a stock option covering 30,000 shares of common stock of the Company under the Company’s 2001 Equity Incentive Plan, approved by the Company’s shareowners in 2001 and evidenced by the form of 2001 Equity Incentive Plan Non-Qualified Stock Option Certificate filed as Exhibit 10.10 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. This option becomes exercisable as to 33-1/3% of the shares on each of the third, fourth and fifth anniversary dates of the grant. The exercise price of the option is equal to the closing price of the Company’s common stock on the date of grant (December 20, 2007). The closing price on that date was $38.01.
4.	Determined that Mr. Touff’s base salary shall remain at $353,000 for fiscal year 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: December 26, 2007	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

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